EXHIBIT 24



                                 Power of Attorney



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                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T.C. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 1995, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



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       Signatures                      Title                          Date
   --------------------    --------------------------------    ----------------

                             Senior Chairman of the Board
                           and Director (Principal Executive
/s/T.C. FROST*                      Officer)                   February 1, 1996
------------------------                                       ----------------
      (T.C. Frost)


                                Chairman of the Board
/s/RICHARD W. EVANS, Jr*           and Director                February 1, 1996
--------------------------
  (Richard W. Evans, Jr.)


/s/ROBERT S. McCLANE*           President and Director         February 1, 1996
------------------------
   (Robert S. McClane)


                                     Director                  February  , 1996
------------------------
  (Isaac Arnold, Jr.)


                                     Director                  February  , 1996
------------------------
  (Royce S. Caldwell)


/s/RUBEN R. CARDENAS*                Director                  February 1, 1996
------------------------
  (Ruben R. Cardenas)


/s/HENRY E. CATTO*                   Director                  February 1, 1996
------------------------
  (Henry E. Catto)



/s/HARRY H. CULLEN*                  Director                  February 1, 1996
------------------------
   (Harry H. Cullen)


                                     Director                  February  , 1996
------------------------
    (Roy H. Cullen)


/s/W.N. FINNEGAN III*                Director                  February 1, 1996
------------------------
  (W.N. Finnegan III)


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       Signatures                      Title                          Date
   --------------------    --------------------------------    ----------------

/s/JAMES W. GORMAN, JR.*             Director                  February 1, 1996
------------------------
 (James W. Gorman, Jr.)


/s/JAMES L. HAYNE*                   Director                  February 1, 1996
------------------------
   (James L. Hayne)


/s/RICHARD M. KLEBERG, III*          Director                  February 1, 1996
------------------------
(Richard M. Kleberg, III)


                                     Director                  February  , 1996
------------------------
   (W.B. Osborn, Jr.)


                                     Director                  February  , 1996
------------------------
    (Robert G. Pope)


                                     Director                  February  , 1996
------------------------
   (Herman J. Richter)



/s/CURTIS VAUGHAN, JR.*              Director                  February 1, 1996
------------------------
 (Curtis Vaughan, Jr.)


                               Executive Vice President
/s/ Phillip D. Green                and Treasurer              February 1, 1996
--------------------------
    (Phillip D. Green)
[as Attorney-in-Fact for
  the persons indicated]